UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

Stamps.com Inc.
(Exact name of registrant as specified in charter)

Delaware	000-26427	77-0454966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1990 E. Grand Avenue, El Segundo, CA	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STMP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 18, 2021, Stamps.com Inc., a Delaware corporation (“Stamps.com” or the “Company”), issued a press release announcing the expiration of the “go-shop” period pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Stream Parent, LLC, a Delaware limited liability company (“Parent”), and Stream Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, in an all-cash transaction valued at approximately $6.6 billion, with the Company surviving the Merger as a direct wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Thoma Bravo Fund XIV, L.P. (the “Thoma Bravo Fund”) managed by Thoma Bravo, LP. The go-shop period expired at 11:59 p.m. Pacific Time on August 17, 2021, without any acquisition proposals having been received by the Board.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The Company is also filing this Current Report on Form 8-K to amend the last sentence of the third paragraph of the press release as follows: “In addition, J.P. Morgan received inquiries from two other potentially interested parties during the “go-shop” period, which did not lead to any acquisition proposals.”

Additional Information and Where to Find It

The Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. The proxy statement will contain important information about the proposed Merger and related matters. Investors and security holders of the Company are urged to carefully read the entire proxy statement when it becomes available because it will contain important information about the proposed transactions. A definitive proxy statement will be sent to the stockholders of the Company seeking any required stockholder approvals.

Investors and security holders of the Company will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at (310) 482-5830, by email at invrel@stamps.com, or by going to the Company’s Investor Relations page on its website at https://investor.stamps.com/ and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of Company common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on February 26, 2021 and the Company’s proxy statement on Schedule 14A filed with the SEC on April 30, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of these documents may be obtained, without charge, from the SEC or the Company as described in the preceding paragraph.

Cautionary Statements Regarding Forward-Looking Information

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts, and may relate to future events or the Company’s anticipated results, business strategies or capital requirements, among other things, all of which involve risks and uncertainties. You can identify many (but not all) such forward-looking statements by looking for words such as “assumes,” “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “seeks,” “intends,” “plans,” “could,” “would,” “may” or other similar expressions. Important factors which could cause actual results to differ materially from those in the forward-looking statements, include , but are not limited to, risks related to the ability of the Company to consummate the proposed transaction with Thoma Bravo on a timely basis or at all, including: the satisfaction of the conditions precedent to consummation of the proposed transaction; the Company’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; the risk of disruption from the transaction making it more difficult to maintain business and operational relationships; the risk of negative side effects of the announcement or the consummation of the proposed transaction on the market price of the Company’s common stock or on the Company’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; and competitive factors, including competitive responses to the transaction and changes in the competitive environment, pricing changes and increased competition. Matters described in forward-looking statements may also be affected by other known and unknown risks, trends, uncertainties and factors, many of which are beyond the Company’s ability to control or predict.

Further information on these and other risk and uncertainties relating to the Company can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the SEC from time to time and which are available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of the Company’s website at https://investor.stamps.com/.

The forward-looking statements included in this report are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)               Exhibits:

Exhibit Number	Description

99.1	Press release, dated August 18, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2021

/s/ Ken McBride
Ken McBride
Chief Executive Officer

Exhibit 99.1

Stamps.com Inc Announces Expiration of “Go-Shop” Period

El Segundo and San Francisco, CA – August 18, 2021 –  Stamps.com(R) (NASDAQ: STMP) (the “Company”), a leading provider of e-commerce shipping solutions, today announced the expiration of the 40-day “go-shop” period under the terms of the previously announced merger agreement, pursuant to which Thoma Bravo, a leading software investment firm, has agreed to acquire the Company in an all-cash transaction valued at approximately $6.6 billion.

The 40-day “go-shop” period expired at 11:59 p.m. PacificTime on August 17, 2021.

Pursuant to the merger agreement, at the direction of the Company’s Board of Directors, representatives of J.P. Morgan, the Company’s exclusive financial advisor, contacted and sought to engage in discussions regarding alternative acquisition proposals with potentially interested third parties. The Company did not receive an acquisition proposal from any of the parties contacted. In addition, J.P. Morgan received no inquiries from other potentially interested parties during the “go-shop” period.

About Stamps.com

Stamps.com (NASDAQ: STMP) is the leading provider of e-commerce shipping software solutions to customers including consumers, small businesses, e-commerce shippers, enterprises, and high volume shippers. Stamps.com offers solutions that help businesses run their shipping operations more smoothly and function more successfully under the brand names Stamps.com, Endicia(R), ShipStation(R), ShipEngine(R), ShippingEasy(R), ShipWorks(R), GlobalPost(R) and Metapack(R). Stamps.com’s family of brands provides seamless access to mailing and shipping services through integrations with more than 500 unique partner applications.

Additional Information and Where to Find It

The Company intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. The proxy statement will contain important information about the proposed Merger and related matters. Investors and security holders of the Company are urged to carefully read the entire proxy statement when it becomes available because it will contain important information about the proposed transactions. A definitive proxy statement will be sent to the stockholders of the Company seeking any required stockholder approvals.

Investors and security holders of the Company will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at (310) 482-5830, by email at invrel@stamps.com, or by going to the Company’s Investor Relations page on its website at https://investor.stamps.com/ and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of Company common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on February 26, 2021 and the Company’s proxy statement on Schedule 14A filed with the SEC on April 30, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of these documents may be obtained, without charge, from the SEC or the Company as described in the preceding paragraph.

Cautionary Statements Regarding Forward-Looking Information

This release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts, and may relate to future events or the Company’s anticipated results, business strategies or capital requirements, among other things, all of which involve risks and uncertainties. You can identify many (but not all) such forward-looking statements by looking for words such as “assumes,” “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “seeks,” “intends,” “plans,” “could,” “would,” “may” or other similar expressions. Important factors which could cause actual results to differ materially from those in the forward-looking statements, include, but are not limited to, risks related to the ability of the Company to consummate the proposed transaction with Thoma Bravo on a timely basis or at all, including: the satisfaction of the conditions precedent to consummation of the proposed transaction; the Company’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; the risk of disruption from the transaction making it more difficult to maintain business and operational relationships; the risk of negative side effects of the announcement or the consummation of the proposed transaction on the market price of the Company’s common stock or on the Company’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; and competitive factors, including competitive responses to the transaction and changes in the competitive environment, pricing changes and increased competition. Matters described in forward-looking statements may also be affected by other known and unknown risks, trends, uncertainties and factors, many of which are beyond the Company’s ability to control or predict. Further information on these and other risk and uncertainties relating to the Company can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the SEC from time to time and which are available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of the Company’s website at https://investor.stamps.com/. The forward-looking statements included in this release are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Contacts:
Stamps.com:
Eric Nash
Stamps.com Public Relations
(310) 482-5942
enash@stamps.com

or

Suzanne Park
Stamps.com Investor Relations
(310) 482-5830
invrel@stamps.com